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                                                              Exhibit 10.11

FOURTH LOAN MODIFICATION AGREEMENT
----------------------------------


    THIS FOURTH LOAN MODIFICATION AGREEMENT (this "Agreement") is made this
28th day of September, 1998, by and among ST. BARNABAS LIMITED PARTNERSHIP, a Maryland limited partnership, (hereinafter referred to as the "Borrower"); CONSTELLATION PROPERTIES, INC., a Maryland corporation, (hereinafter referred to as the "Existing Guarantor"); CORPORATE OFFICE PROPERTIES, L.P., a Delaware limited partnership, (hereinafter referred to as the "Substitute Guarantor") and NATIONSBANK, N.A., a national banking association and successor-by-merger to Maryland National Bank, (hereinafter referred to as the "Lender").

    INTRODUCTORY STATEMENT
    ----------------------

    A. On August 31, 1988, the Lender extended to the Borrower a credit facility in the original principal amount of $30,245,000 (hereinafter referred to as the "Loan") to finance the development by the Borrower of approximately 25.03 acres of land located on Oxen Hill Road in Prince George's County, Maryland and known generally as "Constellation Center". The terms of the Loan have previously been modified pursuant to the terms of, among other things, (i) a Loan Modification Agreement and Amendment dated May 28, 1993 executed by and between the Borrower and the Lender, (ii) a Second Loan Modification Agreement and Amendment dated January 14, 1995 executed by and among the Borrower, the Existing Guarantor and the Lender and (iii) a Third Loan Modification and Extension Agreement dated November 12, 1997 executed by and among the Borrower, the Existing Guarantor and the Lender (hereinafter referred to as the "Modification Agreements").

    B. The Loan and the Borrower's obligations to the Lender with respect thereto (hereinafter referred to collectively as the "Obligations") are currently evidenced by (i) an Amended and Restated Promissory Note dated January 12, 1995 executed by the Borrower, as maker, in favor of the Lender, as payee, in the principal amount of $12,024,849.58 (such Amended and Restated Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Office Project Note") and (ii) an Amended and Restated Promissory Note dated January 12, 1995 executed by the Borrower, as maker, in favor of the Lender, as payee, in the principal amount of $568,388.86 (such Amended and Restated Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Bank Facility Note"; the Office Project Note and the Bank Facility Note being hereinafter sometimes referred to individually as a "Note" and collectively as the "Notes").


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    C. The Loan and the Obligations are currently secured by, among other things, the lien of a Deed of Trust dated December 31, 1986 executed by the Borrower, as grantor, in favor of Mark A. Merino and Joseph V. Prado, as trustees, for the benefit of the Lender covering the Borrower's interest in the real property known as "Constellation Center" and duly recorded among the Land Records of Prince George's County, Maryland in Liber 6596, Folio 884, as amended
(i) by a First Amendment to Deed of Trust dated April 20, 1987 executed by and between, among others, the Borrower and the Lender and duly recorded among the Land Records of Prince George's County, Maryland in Liber 6655, folio 206, (ii) by a Second Amendment to Deed of Trust dated August 31, 1988 executed by and between, among others, the Borrower and the Lender and duly recorded among the Land Records of Prince George's County, Maryland in Liber 7077, folio 586, (iii) by a Third Amendment to Deed of Trust dated September 27, 1991 executed by and between, among others, the Borrower and the Lender and duly recorded among the Land Records of Prince George's County, Maryland in Liber 8080, folio 912, and
(iv) by a Fourth Amendment to Deed of Trust dated January 12, 1995 executed by and between, among others, the Borrower and the Lender and duly recorded among the Land Records of Prince George's County, Maryland in Liber 10013, folio 313 (such Deed of Trust, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Deed of Trust"; all real and personal property currently remaining subject to the lien of the Deed of Trust being hereinafter collectively referred to as the "Property").

    D. The payment and performance of all of the Obligations of the Borrower to the Lender are unconditionally and irrevocably guaranteed by the Existing Guarantor pursuant to the terms of a certain Guaranty dated September 27, 1991 executed by the Existing Guarantor in favor of the Lender (such Guaranty, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Guaranty").

    E. On this date the Borrower continues to be the owner of the Property and the Borrower, the Existing Guarantor and the Substitute Guarantor acknowledge and agree that the Deed of Trust constitutes a valid and subsisting first lien on the Borrower's fee simple interest in the Property for the aggregate outstanding principal balance of the Notes and interest thereon, all in accordance with the terms, covenants, conditions and warranties of the Deed of Trust and the Notes secured thereby, and that all of the other provisions of the same are in full force and effect.

    F. The Existing Guarantor and the Substitute Guarantor have now entered into one or more agreements pursuant to which the ownership interests in the Borrower have been or shall be transferred to the Substitute Guarantor or to other entities related to or affiliated with the Substitute Guarantor and the Borrower, the Existing Guarantor and the Substitute Guarantor have requested that the Lender (i) consent to such transfers and (ii) release the Existing Guarantor from all Obligations arising out of or connected with the Loan, including without limitation, those obligations arising out of the Guaranty.

    G. In order to induce the Lender to agree to the foregoing requests and upon the express condition that the lien of the Deed of Trust remains a valid and subsisting first lien on the Property, and that the execution and delivery of this Agreement shall not impair the lien thereof, the parties hereto have agreed to execute and deliver this Agreement to modify the terms of repayment of the Obligations as hereinafter more particularly set forth.

    AGREEMENTS

    NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto, for themselves, their respective heirs, personal representatives, successors and assigns do hereby mutually covenant and agree as follows:


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    1.   Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

    2. Outstanding Obligations. The parties hereto acknowledge and agree (a) that the outstanding principal balance of the Loan, as of the date hereof, but prior to the application of the required principal curtailment referred to in Paragraph 6 below, is $11,017,938.44 (consisting of the outstanding principal balance of $10,547,118.58 under the Office Project Note and the outstanding principal balance of $470,819.86 under the Bank Facility Note), (b) that interest on the unpaid principal balance of each of the Notes has been paid through August 31, 1998, and (c) that the unpaid principal balance of each of the Notes, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

    3. Confirmation of Lien. The parties hereto hereby acknowledge and agree that the Property is and shall remain in all respects subject to the lien, charge and encumbrance of the Deed of Trust, and that nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or warranty of title in, or conveyance effected by the Deed of Trust, or the priority thereof over other liens, charges, encumbrances or conveyances, or except as otherwise expressly set forth in Paragraph 8 below, to release or adversely affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Obligations or any of the Loan Documents (as hereinafter defined), nor shall anything herein contained or done in pursuance hereof adversely affect or be construed to adversely affect any other security or instrument held by the Lender as security for or evidence of the indebtedness evidenced and secured thereby.

    4. Continuation of Loan Terms. Except as otherwise expressly set forth below, the outstanding principal balance of the Notes shall continue to bear interest and to be repaid on the terms and subject to the conditions set forth in the Notes and the other documents evidencing and securing the Obligations (this Agreement, the Notes, the Deed of Trust, the Guaranty, the Modification Agreements and all such other documents, whether currently existing or hereafter executed, and all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter collectively referred to as the "Loan Documents").

    5. Assumption by the Substitute Guarantor of the Existing Guarantor's Obligations. In consideration of the agreement by the Lender to release the Existing Guarantor from all of its obligations under the Loan and the Loan Documents, the Substitute Guarantor hereby agrees to assume and be responsible for all of the obligations of the Existing Guarantor under the Loan and the Loan Documents, including without limitation, those obligations arising under or relating to the Guaranty. Thus, the Substitute Guarantor hereby (a) guarantees to the Lender the due and punctual payment of the principal balance of the Notes and all interest thereon and all other sums and charges at any time owing to the Lender under the terms of the Notes, as and when the same shall be due and payable, whether on any installment payment date or at the stated or accelerated maturity, all according to the terms of the Notes, and (b) covenants, promises and agrees to pay and perform each and all of the other Obligations, covenants and agreements in the Loan Documents to be paid and/or performed by the Existing Guarantor, at the time, in the manner and in all respects as therein provided and to be bound by each and all of the terms and provisions of the Guaranty and each of the other Loan Documents, if any, executed by the Existing Guarantor, as though such instruments and agreements had originally been made, executed and delivered by the Substitute Guarantor. From and as of the date hereof, the term "Guarantor" in each of the Loan Documents shall mean and refer in each instance to the Substitute Guarantor, and whenever the Existing Guarantor shall be referred to in the Loan Documents, whether by name or by reference to any


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defined term, such provision or provisions shall be deemed to refer to, or to include, as the case may be, the Substitute Guarantor.

    6. Required Principal Curtailment. In further consideration of the agreement of the Lender to release the Existing Guarantor from all of the Obligations under the Loan and the Loan Documents, the Borrower shall pay or cause to be paid to the Lender, on the date of the execution and delivery of this Agreement, a mandatory principal curtailment on the Loan in an amount equal to not less than $1,000,000, which sum shall be applied to the balances due under the Notes in such order or manner as the Lender may determine in its sole discretion.

    7. Release of Extension Option. Notwithstanding anything contained herein or in any of the other Loan Documents to the contrary, unless sooner paid, the Loan shall mature and the entire principal balance of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable on January 15, 1999. The extension option provided to the Borrower pursuant to the terms of the Third Loan Modification and Extension Agreement dated November 12, 1997 is hereby deleted and shall be of no further force or effect.

    8. Release of the Existing Guarantor. In consideration of the assumption by the Substitute Guarantor of the obligations and liabilities of the Existing Guarantor under the Loan and the execution and delivery of this Agreement by the parties hereto, the Lender hereby irrevocably, unconditionally and completely releases and forever discharges the Existing Guarantor and CPO Constellation Centre, Inc. and their respective officers, directors, stockholders and employees from all obligations, claims, demands, expenses and/or liabilities whatsoever, at law or in equity, which the Lender has or hereafter may have with respect to, or arising under, the Loan, including without limitation, those obligations arising under the Guaranty and the other Loan Documents and regardless of whether such obligations, claims, demands, expenses and/or liabilities arise in their capacity as guarantors, obligors, promisors or as partners of any limited partnership or member of any limited liability company.

    9. Consent of the Borrower. By its execution hereof, the Borrower hereby consents to the release by the Lender of the Existing Guarantor from, and the assumption by the Substitute Guarantor of, all of the obligations of the Existing Guarantor under the Loan and the Loan Documents.

    10. Acknowledgements of the Substitute Guarantor. The Substitute Guarantor hereby acknowledges and agrees, for the benefit of the Lender, as follows:

         (a) That, the Substitute Guarantor (i) has sufficient knowledge and experience in financial and business matters, including the ownership and development of real property, to be able to evaluate the risks and merits of its agreements with respect to the Loan, the Property, the Borrower and all other material parties to this transaction and (ii) is able to bear the economic risks associated with its assumption of the Obligations under the Loan Documents;

         (b) That, the Substitute Guarantor has made its own inquiry and analysis with respect to the project which is the subject of the Loan, the Loan and the security therefor, the Borrower and all other material parties and factors affecting the Loan and the Obligations arising under the Loan Documents. The Substitute Guarantor understands that no offering statement, offering circular or other prospectus containing material information with respect to the foregoing has been or will be issued in connection therewith;

         (c) That, the Substitute Guarantor hereby (i) waives any claim or defense that it now or hereafter may have against the Lender alleging that it was not supplied with or did not have access to information, including financial statements and other financial information, which may have been necessary to make its decision with respect to the Property and/or its assumption of the Obligations under the Loan Documents and (ii) acknowledges that it has had the opportunity to ask questions and receive

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answers from knowledgeable individuals, including without limitation, attorneys, accountants and engineers, concerning the Borrower, the Property, the Loan and the security therefor; and

         (d) That, the Substitute Guarantor acknowledges and represents that it has not sought from the Lender or received from the Lender or looked to or relied upon the Lender or any agent of the Lender for any information with respect to the Borrower, the Property, the Loan or the security therefor, and that the Lender has not supplied the Substitute Guarantor with any information relating to the foregoing.

    11. Fees and Expenses. In consideration of the Lender's agreement to modify the Loan and in addition to the payments of principal and interest required above, the Borrower and/or the Substitute Guarantor shall pay to the Lender upon the execution and delivery of this Agreement all fees, costs, charges and expenses incurred by the Lender in connection with the preparation of this Agreement and the modification of the Loan, including without limitation, the Lender's reasonable attorneys' fees and all recording costs.

    12. Additional Events of Default. In addition to those events of default specifically enumerated in the Notes, the Deed of Trust and/or any of the other Loan Documents, the failure of the Borrower or the Substitute Guarantor to comply with the terms of any covenant or agreement contained herein shall constitute an event of default and shall entitle the Lender to exercise all rights and remedies provided in the Notes and the Deed of Trust, as well as all other rights and remedies provided to the Lender under the terms of any of the other Loan Documents as a result of the occurrence of the same.

    13. Release of Claims. The Borrower and the Existing Guarantor for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Lender and its successors and assigns on account of any occurrence relating to the Obligations, the Loan Documents, and/or the Property which accrued prior to the date hereof, including, but not limited to, any claim that the Lender (a) breached any obligation to the Borrower or the Existing Guarantor in connection with the Loan, (b) was or is in any way involved with the Borrower and/or the Existing Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrower, the Existing Guarantor or any third party or parties in favor of the Lender; but expressly excluding any claim of gross negligence, intentional misconduct or fraud on the part of the Lender of which neither the Borrower nor the Existing Guarantor is actually aware as of the date hereof. This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrower and the Existing Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The term "Lender" as used herein shall include, but shall not be limited to, its present and former officers, directors, employees, agents and attorneys.

    14. Service of Process. (a) The Substitute Guarantor hereby irrevocably designates and appoints John Harris Gurley, as its authorized agent to accept and acknowledge on its behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with the Loan and/or the Loan Documents. If such agent shall cease so to act, the Substitute Guarantor shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

         (b) The Substitute Guarantor hereby consents to process being served in any suit, action, or proceeding instituted in connection with the Loan and/or the Loan Documents by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to it at its address

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designated below and (ii) serving a copy thereof upon the agent, if any, hereinabove designated and appointed by the Substitute Guarantor as the Substitute Guarantor's agent for service of process. The Substitute Guarantor irrevocably agrees that such service shall be deemed in every respect to be effective service of process in any such suit, action, or proceeding. Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law.

    15. Notices. Any notice, demand, request or other communication which the Lender may desire to give to the Substitute Guarantor with respect to the Loan shall be deemed to have been properly given if in writing and delivered by hand, sent by overnight courier or mailed by certified mail, postage prepaid, addressed as follows:

                        Corporate Office Properties Trust
                        8815 Centre Park Drive, Suite 400
                        Columbia, Maryland 21045
                        Attn: General Counsel

    16. Waiver of Trial by Jury. The Borrower, the Substitute Guarantor and the Lender hereby jointly and severally waive trial by jury in any action or proceeding to which the Borrower and/or the Substitute Guarantor and the Lender may be parties, arising out of or in any way pertaining to (a) the Loan, (b) the Loan Documents, or (c) the Property. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by the Borrower and the Substitute Guarantor, and the Borrower and the Substitute Guarantor hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower and the Substitute Guarantor further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

    17. Continuing Agreements; Novation. Except as expressly modified hereby, the parties hereto ratify and confirm each and every provision of the Notes, the Deed of Trust, the Guaranty and each of the other Loan Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Notes or in any of the other Loan Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Notes and/or the other Loan Documents and that the existing indebtedness of the Borrower to the Lender evidenced by the Notes is continuing, without interruption, and has not been discharged by a new agreement.

    18. Entire Agreement. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO THE BORROWER, THE EXISTING GUARANTOR OR THE SUBSTITUTE GUARANTOR OR TO ANY EMPLOYEE OR AGENT OF THE BORROWER, THE EXISTING GUARANTOR OR THE SUBSTITUTE GUARANTOR, EITHER BY THE LENDER OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE LENDER'S BEHALF, WITH RESPECT TO THE MODIFICATION OF THE LOAN, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT OR IN ANY OTHER AGREEMENT EXECUTED IN CONNECTION HEREWITH, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION OF THE LOAN ARE MERGED HEREIN AND THEREIN.

    19. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.


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    20.  Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

    21. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

    IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

WITNESS:                          ST. BARNABAS LIMITED PARTNERSHIP

                                  By: COPT Columbia, LLC
                                      General Partner

                                      By: Corporate Office Properties, L.P.
                                          Sole Member

                                          By: Corporate Office Properties Trust
                                              General Partner


------------------------------            By                         (SEAL)
                                            -------------------------
                                            Clay W. Hamlin, III
                                            President


WITNESS:                          CONSTELLATION PROPERTIES, INC.


------------------------------    By                                 (SEAL)
                                    ---------------------------------
                                    Dan R. Skowronski
                                    Secretary


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WITNESS:                          CORPORATE OFFICE PROPERTIES, L.P.

                                  By: Corporate Office Properties Trust
                                      General Partner


------------------------------    By                                 (SEAL)
                                    ---------------------------------
                                    Clay W. Hamlin, III
                                    President

WITNESS:                          NATIONSBANK, N.A.


------------------------------    By                                 (SEAL)
                                    ---------------------------------
                                    Louis O. Kiang
                                    Vice President


STATE OF MARYLAND, __________ OF __________, TO WIT:

    I HEREBY CERTIFY, that on this ______ day of ______________, 1998, before me, the undersigned Notary Public of said State, personally appeared Clay W. Hamlin, III, who acknowledged himself to be the President of Corporate Office Properties Trust, a Maryland real estate investment trust and a general partner of Corporate Office Properties, L.P., a Delaware limited partnership and the sole member of COPT Columbia LLC, a Maryland limited liability company and the general partner of St. Barnabas Limited Partnership, a Maryland limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

    WITNESS my hand and Notarial Seal.



                                  -----------------------------
                                  Notary Public


My Commission Expires:




STATE OF MARYLAND, __________ OF __________, TO WIT:

    I HEREBY CERTIFY, that on this ______ day of ______________, 1998, before me, the undersigned Notary Public of said State, personally appeared Dan R. Skowronski, who acknowledged himself to be the Secretary of Constellation Properties, Inc., a Maryland corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Secretary of said corporation by signing the name of the corporation by himself as Secretary .


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    WITNESS my hand and Notarial Seal.


                                  -----------------------------
                                  Notary Public

My Commission Expires:


STATE OF MARYLAND, __________ OF __________, TO WIT:

    I HEREBY CERTIFY, that on this ______ day of ______________, 1998, before me, the undersigned Notary Public of said State, personally appeared Clay W. Hamlin, III, who acknowledged himself to be the President of Corporate Office Properties Trust, a Maryland real estate investment trust and a general partner of Corporate Office Properties, L.P., a Delaware limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

    WITNESS my hand and Notarial Seal.


                                  -----------------------------
                                  Notary Public

My Commission Expires:

STATE OF MARYLAND, __________ OF __________, TO WIT:

    I HEREBY CERTIFY, that on this ______ day of ______________, 1998, before me, the undersigned Notary Public of said State, personally appeared Louis O. Kiang, who acknowledged himself to be a Vice President of NationsBank, N.A., a national banking association, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President of said Bank by signing the name of the Bank by himself as Vice President.

    WITNESS my hand and Notarial Seal.


                                  -----------------------------
                                  Notary Public

My Commission Expires:


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